Subsequent events	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent events
Subsequent events
On May 15, 2014, Tecogen Inc., or the Company, entered into a placement agent agreement, or the Placement Agent Agreement, with Scarsdale Equities LLC, as Placement Agent, for a primary offering of the Company’s common stock. The Placement Agent Agreement provides that the Placement Agent will act as the Company’s exclusive agent to solicit offers for the purchase of up to two million shares of the Company’s common stock on a commercially reasonable efforts basis.
On May 16, 2014, the Company entered into a series of subscription agreements, or the Subscription Agreements, with investors in connection with the offering described below. The Subscription Agreements provide for the purchase of an aggregate of 647,706 shares of the Company’s common stock at a price of $4.75 per share.
On May 20, 2014, we closed a primary offering of 647,706 shares of our Common Stock with an offering price of $4.75 per share, and our shares began trading on the NASDAQ Capital Market under the symbol “TGEN”.  We received $3,076,604 of gross proceeds before deducting placement agent fees and offering expenses. Scarsdale Equities LLC served as placement agent in the primary offering.
The Company has evaluated subsequent events through the date of this report and determined that no additional subsequent events occurred that would require recognition in the consolidated financial statements or disclosure in the notes thereto.

Subsequent events
On January 2, 2014, the Company opened a Certificate of Deposit in the amount of $583,073 to collateralize a letter of credit, at the request of Michaelson. This Certificate of Deposit allowed the bank to remove their UCC filing on the Company. These funds will remain restricted until the letter of credit is released. See Note 8 for further discussion.
On January 6, 2014, the Company repaid all debt owed to its Chief Executive Officer including demand notes with a principal balance $1,750,000 and accrued interest of $175,311 and the line of credit with an outstanding principal balance of $1,200,000 and accrued interest of $25,347.
The Company continued its private placement through January 17, 2014. During 2014 the Company sold an additional 1,400 shares of common stock at $4.50 per share for a total of $6,300 of additional funds raised after year end 2013.
On February 25, 2014, the Company executed a Collective Bargaining Agreement with International Union of Operating Engineers, Local 68 covering 3 of its service employees in New Jersey.
On March 26, 2014, the Company secured a working capital line of credit with John Hatsopoulos, the Company's Chief Executive Officer, in the amount of $3,500,000 which may be used in the occurrence of certain events.
The Company has evaluated subsequent events through the date of this report and determined that no additional subsequent events occurred that would require recognition in the consolidated financial statements or disclosure in the notes thereto.